UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2020

SABRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive		76092
Southlake,	TX
(Address of principal executive offices)		(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                  Emerging growth company ☐
If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain O Officers’ Compensatory Arrangements of Certain Officers.

(d) Effective July 15, 2020, the Board of Directors of Sabre Corporation (“Sabre”) elected Gregg Saretsky and John Scott to the Board of Directors. Mr. Saretsky is a corporate director, who retired in March 2018 from WestJet Airlines as President and Chief Executive Officer, and he has also been appointed as a member of the Technology Committee of the Board of Directors. Mr. Scott is Chairman of A&O Hotels and Park House, and he has also been appointed a member of the Governance and Nominating Committee of the Board of Directors.

Messrs. Saretsky and Scott will participate in Sabre’s non-employee director compensation program. Currently under this program, each of them is entitled to receive a $90,000 annual retainer. Also, currently under this program, each of them is entitled receive a one-time restricted stock unit award with a grant date value of $400,000 (valued using a closing stock price on the date of grant of not less than $14.00 per share), vesting ratably over four years from the date of grant, in connection with their election to the Board of Directors, and an annual restricted stock unit award on March 15 of each year with a grant date value of $160,000, vesting in full on the first anniversary of the date of grant. Each of them is also entitled to receive under the current program an annual cash retainer of $10,000 for service as members of the Technology Committee and the Governance and Nominating Committee, respectively.

A copy of the news release announcing the election of Messrs. Saretsky and Scott to Sabre’s Board of Directors is attached as Exhibit 99.1.

Item 9.01.  Exhibits.
(d) Exhibits

99.1 Press Release, dated July 15, 2020.
104 Cover Page Interactive Data File—formatted as Inline XBRL.99.1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: July 15, 2020	By:	/s/ Aimee Williams-Ramey
	Name: Title:	Aimee Williams-Ramey
Senior Vice President and General Counsel